WCM Focused International Growth Fund
A series of the Investment Managers Series Trust

Supplement dated August 31, 2011 to the
Prospectus and Statement of Additional Information (“SAI”) dated May 31, 2011

Effective August 31, 2011, WCM Focused International Growth Fund shares with the ticker WCMIX are designated as “Institutional Class” shares.  Accordingly, all references in the Prospectus and SAI to Fund shares refer to the Institutional Class shares of the Fund.

In addition, the maximum Shareholder Service Fee is lowered from 0.25% to 0.15% of the Fund’s average daily net assets.  Therefore, the Fund’s Prospectus and SAI is supplemented by

a.	replacing the “Fees and Expenses” table on page 1 of the Prospectus with the following table:

Fees and Expenses	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Retirement account fees (annual maintenance and redemption requests)	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution (Rule 12b-1) Fee	None
Other expenses (includes shareholder service fee of up to 0.15%)1	0.54%
Total annual fund operating expenses	1.64%
Fee waiver and/or expense reimbursements2	(0.14%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements2	1.25%

b.	replacing the first sentence of the paragraph under “Shareholder Servicing Fee” on page 10 of the Prospectus:

The Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents.

c.	replacing the second sentence under “Shareholder Servicing Plan” on page B-31 of the SAI:
The Fund will pay the Advisor a monthly fee at an annual rate of up to 0.15% of the Fund’s average daily net assets.

The following sentence replaces the first sentence in the paragraph titled “Compensation” on page B-29 of the SAI:

Compensation.  Peter J. Hunkel and Michael B. Trigg receive a fixed base salary and a variable bonus that is based upon the value of the Fund’s assets.

Please file this Supplement with your records.